Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino-Global Shipping America, Ltd. (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on November 13, 2009 (the “Report”), I, Cao Lei, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the condensed consolidated financial condition and results of operations of the Company.

November 13, 2009	/s/ Cao Lei
Cao Lei
Chief Executive Officer